April 5, 2012 Ticker: XBKS www.XenithBank.com Exhibit 99.1

Certain statements included in this presentation are “forward-looking statements.” All statements other than statements of historical facts contained in this presentation, including statements regarding our plans, objectives and goals, future events or results, our competitive strengths and business strategies, and the trends in our industry are forward-looking statements.
The words “believe,” “will,” “may,” “could,” “estimate,” “project,” “predict,” “continue,”
“anticipate,” “intend,” “should,” “plan,” “expect,” “appear,” “future,” “likely,” “probably,”
“suggest,” “goal,” “potential” and similar expressions, as they relate to us, are intended to identify forward-looking statements. Forward-looking statements made in this presentation reflect beliefs, assumptions and expectations of future events or results, taking into account the information currently available to us. These beliefs, assumptions and expectations may change as a result of many possible events, circumstances or factors, not all of which are currently known to us. If a change occurs, our business, financial condition, liquidity, results of operations and prospects may vary materially from those expressed in, or implied by, our forward-looking statements. Accordingly, you should not place undue reliance on these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by our forward-looking statements include the risks outlined in Part 1, Item 1A, “Risk Factors”
section of our Annual Report on Form 10K for the year ended December 31, 2011 filed with
Securities and Exchange Commission.  Except as required by applicable law or regulations, we do not undertake, and specifically disclaim any obligation, to update or revise any forward-looking statement.
2 2
Forward Looking Statements

Corporate Overview
• Xenith Bankshares, Inc. is the holding company for Xenith Bank, a rapidly growing commercial bank
• Business Focus:  Xenith targets the banking needs of middle-market and small businesses, local real estate developers and investors, private banking clients, and select retail banking clients
• Market Focus:  Virginia markets with the greatest economic activity and growth, including the MSAs of Washington, D.C., Richmond and Hampton
Roads, which are part of what we refer to as the ‘Golden Crescent’
• Experienced, highly capable team of seasoned Board members, executives, and bankers
• Skilled team of Relationship Managers (‘RM’) with successful track record in our target markets

2011 Accomplishments
• Total asset growth of 90%
• Loan growth of 113%
• Deposit growth of 114%
• Net interest income growth of 89%
• Total shareholders’ equity increased $31.5 million
• Net interest margin of 4.94%
• Net income of $4.4 million, including one-time gain of $8.7 million
• Acquired Richmond branch of Paragon Commercial Bank
• Acquired assets and deposits of Virginia Business Bank in a FDIC failed bank transaction

Growth Story
•
Since 12/31/09, Xenith’s assets, loans and deposits have increased 137%, 215% and
229%, respectively
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
Dec. 2009 Dec. 2010 Dec. 2011
Xenith Bankshares, Inc.
(In Millions)
Loans (net)
Deposits
Assets

Summary Financial Data at Dec. 31, 2011
• Total Assets $477.5 million
• Total Loans (net) $321.9 million
• Total Deposits $375.0 million
• Total Equity $80.3 million
• Tangible Common Equity $55.6 million
• Tangible Common Equity/sh.   $5.32
• Shares Outstanding 10.4 million
• Market Capitalization $43.4 million*
• SBLF $8.4 million
• Headquarters Richmond, Virginia
• Insider Ownership 36%  (includes BankCap Partners)
• Institutional Ownership 24%
*As of 4/3/12

Business Model
Our business model is based on four building blocks:
Seasoned
Seasoned
Team
Team
Vibrant
Vibrant
Markets
Markets
Significant
Significant
Capital
Capital
Resources
Resources
Core
Core
Customers
Customers
7 7

• Previous large regional bank
experience in the Mid-Atlantic
• Diversified backgrounds in key
disciplines
• Extensive credit experience
Executive Team
Professional Staff
Knowledgeable Board
8
Relationship Managers
Skilled Team
• Seasoned bankers with extensive in-
market experience and existing
customer relationships
• Specific experience in C&I, Small
Business, Commercial Real Estate, &
Private Banking
• In-depth banking experience in
technology and operations
• Rigorous analytics & information based
approach
• Public company / SEC reporting
experience
• Significant public company board
experience, six with previous bank
board experience
• Board members with direct experience
overseeing key committees including
Audit, Credit, and Asset & Liability
Management

Highly Attractive
Highly Attractive
Demographics
Demographics
9 9
Attributes of Our Target Markets
Fragmented Banking
Fragmented Banking
Landscape
Landscape
Economy Built on
Economy Built on
Diverse Industry Base
Diverse Industry Base
Vibrant  Local
Vibrant  Local
Economies:
Economies:
Golden Crescent makes
Golden Crescent makes
up ~ 75% of Virginia’s
up ~ 75% of Virginia’s
Economic Output
Economic Output

10 10
Target Customers
Stable Funding
Source
Retail
Local Relationships, Centers of
Influence, Deposit rich, low risk
lending
Local Investors &
Developers
Multiple Property Types
Real Estate
C&I, Small Business
Private Banking
Diversified
Self Funding
Profitable
Xenith generates new customers though a focused, targeted prospecting and marketing effort combined with a risk adjusted return discipline

Increase Breadth of
Increase Breadth of
Market Served
Market Served
11 11
Attract Talented
Attract Talented
Bankers
Bankers
Provides Regulatory
Provides Regulatory
Flexibility
Flexibility
Raise House & Legal
Raise House & Legal
Lending Limits
Lending Limits
Significant Capital Resources

Business Results - Organic Growth
• In 2011, 38% organic loan growth and 26% organic deposit growth
• Organic loan growth balanced between C&I and CRE
• Organic deposit growth has been focused on building transaction accounts; at 2011 year end, transaction accounts comprised nearly
61% of Xenith’s total deposits
• While the underlying strength of the Virginia economy sustains long term growth, most recent organic growth is the result of moving market share from the large banks.
12 12

Business Results - Acquisitions
Xenith acquired the Richmond branch operations of Paragon Commercial
Bank on July 29, 2011 –
a strategic
acquisition
• Acquired approximately $58.3 million in performing loans at a $1.8 million discount
• Hand-picked the loans we purchased
• Acquired $76.6 million of deposits; an excellent mix of deposits comprised primarily of transaction accounts at a deposit premium of approximately $2.5 million
• Retained the entire Paragon team and integrated them into Xenith’s headquarters; closed the Paragon branch
13 13

Business Results - Acquisitions
Xenith acquired all of the deposits and substantially all of the assets of
Virginia Business Bank on July 29, 2011 in an FDIC failed bank transaction –
a financial
acquisition;  the acquisition was completed without any FDIC loss-share arrangement
• Acquired approximately $93 million in assets at a $23.8 million discount; approximately $71 million in loans
• Acquired $78 million in deposits (mainly internet deposits) at a 0%
deposit premium; about 55% had been redeemed as of 12/31/11
• Recorded a pre-tax bargain purchase gain of $8.7 million in Q3
14 14

• Our loan mix reflects our business strategy
•
We are focused on lending to middle-market and small businesses, local real estate developers and investors
Loan Portfolio
C & I
52%
CRE
39%
RRE
8%
Consumer
1%
Loan Portfolio Mix
12/31/2011

Loan Portfolio
•
Over the last eight quarters, we have built Loan Interest & Fee Income
•
In 2011, we increased Loan Interest & Fee Income more than 75% over 2010, reflecting our organic growth and two acquisitions
•
Loan Interest Income reflects the impact of the accretion of acquisition-related discounts
$-
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11
Interest Income
(in millions)

17 17
Deposit Portfolio
•
Since 12/31/2009, we have increased transaction account balances over 900% and reduced time deposits as a percentage of total deposits from nearly 78% to 38%
•
Since 12/31/2009, we have reduced the quarterly average cost of deposits 49 bps to 0.89% in Q4 2011.
Non-Int.
Demand
13%
Demand & MM
48%
Savings
1%
Time
38%
Deposit Mix
12/31/11

Credit Risk Management
•
Purposeful establishment of credit culture
-
Starts with Board, Credit Policy Committee and Executive Management
-
Close alignment between RMs and Credit Risk Management
-
Explicit understanding of senior debt lender role
-
Risk-adjusted pricing discipline
•
Dollar  amount of credit exposure is based on the risk rating of the credit and the type of collateral
-
The risk rating of the credit is the result of a disciplined underwriting process
-
The collateral rating related to the expected loss in the event of default
•
Credit process includes our Management Credit Committee, our Credit Policy
Committee and Watch List meetings
18 18

Work-out Loan Management
•
There are currently no loans originated by Xenith in our work-out portfolio
•
Work-out loan portfolio is a predictable by-product of certain acquisitions
•
First Bankshares
- Non-accrual Loans acquired in December 2009 $4.1 million
- Balance at end of December 2011  $1.0 million
•
Virginia Business Bank
- Credit impaired Loans acquired in July 2011 $27.5 million
- Balance at end of December 2011 $21.9 million
•
Segregated work-out team
- Professionally managed work-out team reporting to CEO
- Led by a seasoned banker and staff with extensive work-out experience in the mid-Atlantic
19 19

Criticized Loans / Non-Performing Assets
20 20
• All of our criticized loans and non-performing
assets were acquired in the First Bankshares
and Virginia Business Bank acquisitions
• Criticized loans and non-performing assets are
reviewed monthly
• Xenith’s ALLL / Loan ratio is 1.31%
• ALLL calculation does not include the loan
discounts booked to reflect our acquired loans
at fair value
• As of 12/31/2011, ALLL totaled $4.3 million
• In addition to the ALLL, we had $14.0 million in
remaining discount related to the acquired
portfolios as of 12/31/2011
• Our ALLL + Discount totaled $18.3 million as of
12/31/2011
•
The ALLL + Discount / Gross Loans = $18.3
million / $340 million = 5.4%
Dec. 31, 2011
Special Mention Loans 10,667 $
Substandard 14,388
Doubtful 887
Total Criticized Loans 25,942 $
Nonaccrual Loans (included above) 5,862 $
Other real estate owned 808
Total Non-performing Assets 6,670 $
Non-performing Assets / Gross Loans 2.05%
Non-performing Assets / Total Assets 1.40%
ALLL / Gross Loans 1.31%
ALLL / Non-accrual Loans 73.01%
Net Charge-offs / Average Loans 0.58%

In Thousands 24-month
Dec 2009 Dec 2010 Dec  2011 Growth
Assets
Cash & Equivalents 35,203 $          12,201 $          55,795 $          58%
Investments        36,847             58,890             68,466             86%
Loans (Net)        102,050           151,380           321,859           215%
Intangible Asset   14,229             14,109             16,354             15%
Other Assets       13,262             14,622             14,991             13%
Total Assets 201,591 $        251,201 $        477,465 $        137%
Liabilities & Equity
Non-Interest Checking 14,646 $          22,800 $          47,489 $          224%
Int. Checking, MM & Savings 10,966             50,691             184,059           1578%
Time Deposits 88,535             101,648           143,459           62%
Total Deposits 114,148           175,139           375,007           229%
Borrowed Funds 31,260             25,000             20,000             -36%
Other Liabilities 2,111                2,273                2,154                2%
Total Liabilities 147,519           202,413           397,161           169%
Equity             54,072             48,788             80,304             49%
Total Liabilities & Equity 201,591 $        251,201 $        477,465 $        137%
21 21
Financial Highlights - Balance Sheet

22 22
Net Interest Margin
•
GAAP NIM reflects the purchase accounting impact of accretion
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
GAAP NIM 2.99% 4.51% 4.41% 5.84% 4.70% 4.35% 5.01% 5.18%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
GAAP NIM
Net Interest Margin is defined as the percentage of net interest income to average-earning assets.

23 23
Financial Highlights - Income Statement
Summary Income Statement
(in thousands)
In Thousands
2009 2010 2011
Interest Income 8,640 $            10,760 $          18,891 $
Interest Expense 4,195                2,166                2,646
Net Interest Income 4,445                8,594                16,245
Provision For Loan Losses 5,501                1,990                4,005
Net Interest Income after Provision (1,056)              6,604                12,240
Non-Interest Income 552                    483                    8,995
Non-Interest Expense 6,022                13,002             16,713
Net Income Before Taxes (6,526)              (5,916)              4,522
Income Taxes (2,219)              -                     (75)
Net Income (loss) (4,307)              (5,916)              4,447
Preferred Stock Dividend -                     -                     (23)
Net Income (loss) available to common shareholders (4,307) $           (5,916) $           4,424 $

24 24
Net Interest Margin
•
Since Q1 2010, the growth in Net Interest Income is nearly 5x the growth in Non
Interest Expense (282% vs. 60%).
$-
$1
$2
$3
$4
$5
$6
$7
Q1'10 Q2'10 Q3 '10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11
Quarterly Net Interest Income &
Non- Interest Expense
(in Millions)
Net Interest Income
Non-Interest Expense

25 25
Capital Ratios
Dec 2009 Dec 2010 Dec 2011
Leverage Ratio 26.8% 14.8% 13.4%
Tier 1 RBC Ratio
36.7% 20.3% 17.8%
Total RBC Ratio 36.7% 21.4% 19.9%
0%
5%
10%
15%
20%
25%
30%
35%
40%
Xenith Bank Capital Ratios

•
We are focused primarily on organic growth in our target markets
–
Disciplined marketing and sales strategies
–
Hire the best of the best bankers who can gain profitable market share
–
Metrics, reporting and incentives to support objectives
•
We continue to evaluate the competitive landscape for opportunities
–
Virginia is a fragmented banking market
–
Our business model is unique in Virginia
•
Our infrastructure can support significant growth
–
Management team and Board capable of managing a larger institution

Looking Forward

Skilled
Management Team
and
Demonstrated
Model
Significant Capital
Selective In-Market
Consolidation
(Whole bank & select asset
opportunities)
Strong, Strong,
Substantial & Substantial &
Independent Independent
Virginia Bank Virginia Bank
Organic Growth
(Attractive demographics;
proven market competitor)
•
Focus on the Virginia markets with the greatest economic activity and growth
•
Team of experienced professionals
•
Significant capital
•
Local management and decision-making processes

+ +
Investment Considerations

Appendix 28 * * * * * * * * * * * * * * * *

•
Malcolm S. McDonald – Chairman of the Board of Directors, Xenith Bankshares;
Retired CEO, Signet Banking Corporation
•
T. Gaylon Layfield, III - CEO & President, Xenith Bankshares; formerly COO Signet Banking
Corporation
•
Larry L. Felton - Retired COO of Angus I. Hines, Inc.
•
Palmer P. Garson - Managing Director of Cary Street Partners, LLC
•
Patrick D. Hanley - CEO of Gallium Technologies, LLC; former CFO, Overnight Transportation
•
Peter C. Jackson - President of Jackson Real Estate
•
Brian D. Jones - Principal and co-founding partner of BankCap Partners
•
Michael A. Mancusi – Managing Director, FTI Consulting, Inc.
•
Robert J.  Merrick - Retired Chief Credit Officer, Signet Banking Corporation
•
Scott  A. Reed - Principal and co-founding partner of BankCap Partners
•
Mark Sisisky - Managing Director of Caprin Asset Management
•
James E. Turner  - Retired President and Chief Operations Officer of General Dynamics

Board of Directors

•
T. Gaylon Layfield,
III:
President, Chief Executive Officer and a director of Xenith Bankshares
–
Previously President and Chief Operating Officer of Signet Banking Corporation
–
Has more than 26 years experience in banking
•
Thomas W.
Osgood:
EVP, Chief Financial Officer, Chief Administrative Officer, and Treasurer
–
Held roles in commercial banking, investment banking and risk management at Signet Bank and Wachovia Bank
–
Has more than 23 years experience in banking
•
Wellington (Chris) W. Cottrell, III: EVP and Chief Credit Officer
–
Served as Managing Director of Risk Management in the Corporate and Investment Banking Group at SunTrust Bank
–
Spent entire 31 year career in banking
•
Ronald E. Davis: EVP and Chief Operations and Technology Officer
–
Served as President and CEO of Virginia Heartland Bank and its successor, Second Bank and Trust
–
Spent entire 36 year career in banking
• W. Jefferson O’Flaherty: EVP and head of Private Banking
–
Regional Managing Director of Wachovia Wealth Management
–
Spent entire 36 year career in banking in Virginia with broad responsibilities across the ‘Golden Crescent’
•
Edward H. Phillips, Jr.: EVP and Chief Lending Officer
–
Corporate Relationship Manager for BB&T in Central Virginia
–
20 years of commercial banking experience, including both relationship management and credit roles

Management Bios